UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report: December 17, 2020

TIFFANY & CO.

(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, NY 10010

(Address of principle executive offices and zip code)

Registrant’s telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TIF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 17, 2020, following the receipt of the consent of the holders of a majority in aggregate principal amount of Registrant’s outstanding $250,000,000 3.800% senior notes due October 1, 2024 (the “2024 Notes”) and its outstanding $300,000,000 4.900% senior notes due October 1, 2044 (the “2044 Notes” and, together with the 2024 Notes, the “Affected Notes”) pursuant to its previously announced consent solicitations, as amended with respect to the 2044 Notes on December 15, 2020, Registrant entered into a supplemental indenture (the “Supplemental Indenture”) to the indenture governing the Affected Notes, dated as of September 25, 2014 (the “Indenture”), between Registrant and The Bank of New York Mellon Trust Company, N.A. as Trustee (the “Trustee”), as supplemented by Supplemental Indenture No. 1 relating to the 2024 Notes, dated September 25, 2014, among Registrant, each of the guarantors party thereto as of the date thereof, and the Trustee, and Supplemental Indenture No. 2 relating to the 2044 Notes, dated September 25, 2014, among Registrant, each of the guarantors party thereto as of the date thereof, and the Trustee.

As previously announced, on October 28, 2020, Registrant, LVMH Moët Hennessy-Louis Vuitton SE, a societas Europaea (European company) organized under the laws of France (“LVMH”), Breakfast Holdings Acquisition Corp. and Breakfast Acquisition Corp. (“Merger Sub”), entered into an Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”) which provides for, among other things, the acquisition by LVMH of Registrant through the merger of Merger Sub with and into Registrant (the “Merger”), with Registrant continuing as the surviving corporation in the Merger and a wholly-owned indirect subsidiary of LVMH. Subject to the terms of the Merger Agreement and its approval by Registrant’s stockholders, the Merger is expected to be completed early in the calendar year 2021.

The Supplemental Indenture provides that if the Merger is completed, LVMH may elect to provide an unconditional guarantee (the “LVMH Guarantee”) of Registrant’s payment obligations with respect to the Affected Notes and any other notes issued from time to time under the Indenture. However, even if the Merger is consummated, LVMH has no obligation to provide any guarantee and there can be no assurance that LVMH will do so. If and for so long as LVMH provides the LVMH Guarantee, LVMH will provide English translations of its periodic and current reporting (under applicable French law) in lieu of Registrant’s existing periodic and current reporting obligations, which reporting obligations will not be applicable at any time and for any period during which the LVMH Guarantee is in force. The amendments also add certain provisions regarding the terms of the LVMH Guarantee, if any.

The Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On December 17, 2020, Registrant issued a news release announcing that it had received, on December 14, 2020, with respect to the 2024 Notes, and on December 17, 2020, with respect to the 2044 Notes, the requisite consents from the holders of a majority in aggregate principal amount of the Affected Notes pursuant to its previously announced solicitation of consents. A copy of the news release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 Regulation FD Disclosure. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

Additional Information and Where To Find It:

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Registrant by LVMH pursuant to the Merger Agreement. In connection with the proposed acquisition, Registrant filed a definitive proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) and mailed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed acquisition. INVESTORS AND SECURITY HOLDERS OF REGISTRANT ARE URGED TO READ CAREFULLY ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING REGISTRANT’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT REGISTRANT AND THE PROPOSED ACQUISITION. Investors and security holders are able to obtain copies of the definitive proxy statement and other documents filed with the SEC (when available) free of charge at the SEC’s website at www.sec.gov or at Registrant’s website at investor.tiffany.com/financial-information or by writing to the Corporate Secretary at 200 Fifth Avenue, New York, New York 10010, Attn: Corporate Secretary (Legal Department).

Participants in Solicitation:

Registrant and its directors, executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from Registrant’s stockholders in respect of the proposed acquisition. Information about the directors and executive officers of Registrant is set forth in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 20, 2020, and the definitive proxy statement filed with the SEC in connection with the proposed acquisition on November 27, 2020. Other information regarding the participants in the proxy solicitations in connection with the proposed acquisition, and a description of any interests that they have in the proposed acquisition, by security holdings or otherwise, may be contained in other relevant materials to be filed with the SEC regarding the proposed acquisition when they become available. These documents may be obtained for free at the SEC’s website at www.sec.gov or by writing to the Corporate Secretary at 200 Fifth Avenue, New York, New York 10010, Attn: Corporate Secretary (Legal Department).

Forward-Looking Statements:

Certain statements in this communication including, without limitation, statements relating to the proposed acquisition and conditions to closing of the proposed acquisition, may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed acquisition (and the anticipated benefits thereof) and about the future plans, assumptions and expectations for Registrant’s business and its results. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” “may,” “will,” or other similar expressions may identify such forward-looking statements.

These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in forward-looking statements, including, as a result of factors, risks and uncertainties over which Registrant has no control. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include, but are not limited to, the following: (i) conditions to the completion of the proposed acquisition, including stockholder approval of the merger proposal, may not be satisfied or the regulatory approvals or waivers required for the proposed acquisition may not be obtained or maintained, in each case, on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement between the parties to the merger or affect the ability of the parties to recognize the benefits of the proposed acquisition; (iii) the effect of the announcement or pendency of the proposed acquisition on Registrant’s business relationships, operating results, and business generally; (iv) risks that the proposed acquisition disrupts Registrant’s current plans and operations and potential difficulties in Registrant’s employee retention; (v) risks that the proposed acquisition may divert management’s attention from Registrant’s ongoing business operations; (vi) potential litigation that may be instituted against Registrant or its directors or officers related to the proposed acquisition or the Merger Agreement between the parties to the merger and any adverse outcome of any such potential litigation; (vii) the amount and timing of the costs, fees, expenses and other charges related to the proposed acquisition, including in the event of any unexpected delays; (viii) other risks to consummation of the proposed acquisition, including the risk that the proposed acquisition will not be consummated within the expected time period, or at all, which may affect Registrant’s business and the price of the common stock of Registrant; (ix) any adverse effects on Registrant by other general industry, economic, business and/or competitive factors; (x) the COVID-19 pandemic, including the duration and scope thereof, the availability of a vaccine or cure that mitigates the effect of the virus, the potential for additional waves of outbreaks and changes in financial, business, travel and tourism, consumer discretionary spending and other general consumer behaviors, political, public health and other conditions, circumstances, requirements and practices resulting therefrom; (xi) protest activity in the U.S.; and (xii) such other factors as are set forth in Registrant’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in Registrant’s Form 10-Q for the fiscal quarter ended October 31, 2020, its Form 10-K for the fiscal year ended January 31, 2020, and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. The consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Registrant’s financial condition, results of operations, credit rating or liquidity or stock price. These risks, as well as other risks associated with the proposed acquisition, are more fully discussed in the definitive proxy statement on Schedule 14A, which was filed with the SEC on November 27, 2020, in connection with the proposed acquisition. In addition, there can be no assurance that the proposed acquisition will be completed, or if it is completed, that it will close within the anticipated time period, or that the expected benefits of the proposed acquisition will be realized.

Forward-looking statements reflect the views and assumptions of management as of the date of this communication with respect to future events. Registrant does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by Registrant or any other person that the events or circumstances described in such statement are material.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

4.1	Supplemental Indenture No. 3 dated December 17, 2020, between Registrant and The Bank of New York Mellon Trust Company, N.A., as Trustee.

99.1	News Release dated December 17, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

	By:	/s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary and General Counsel

Date: December 17, 2020

Exhibit 4.1

EXECUTION VERSION

TIFFANY & CO.,

as the Company,

and

The Bank of New York Mellon Trust Company, N.A.,

as the Trustee

SUPPLEMENTAL INDENTURE NO. 3

Dated as of December 17, 2020

to

Indenture Dated as of September 25, 2014

relating to the

$250,000,000 3.800% Senior Notes due 2024

and the

$300,000,000 4.900% Senior Notes due 2044

SUPPLEMENTAL INDENTURE NO. 3

SUPPLEMENTAL INDENTURE NO. 3, dated as of December 17, 2020 (the “Supplemental Indenture”), among Tiffany & Co. (the “Company”), a Delaware corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), to the Indenture (as defined below).

RECITALS:

WHEREAS, the Company has executed and delivered to the Trustee an Indenture, dated as of September 25, 2014 (the “Base Indenture”), providing for the issuance from time to time of its senior debt securities, to be issued in one or more series as therein provided (the “Securities”);

WHEREAS, the Base Indenture was supplemented by (i) Supplemental Indenture No. 1 dated as of September 25, 2014 ( “Supplemental Indenture No. 1”) relating to the issuance of a series of Securities designated as the “3.800% Senior Notes due 2024” in aggregate principal amount of $250,000,000 (the “2024 Notes”) and (ii) Supplemental Indenture No. 2 dated as of September 25, 2014 (“Supplemental Indenture No. 2”) relating to the issuance of a series of Securities designated as the “4.900% Senior Notes due 2044” in aggregate principal amount of $300,000,000 (the “2044 Notes” and, together with the 2024 Notes, the “Affected Notes”) (the Base Indenture, as supplemented by Supplemental Indenture No. 1 and Supplemental Indenture No. 2, being referred to collectively as the “Indenture”);

WHEREAS, with respect to the amendments set forth in Article II hereof, pursuant to Section 9.2 of the Base Indenture, the Company may amend the Indenture or the Securities of a Series with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Securities of such Series voting as a single class;

WHEREAS, upon the terms and subject to the conditions set forth in its consent solicitation statement, dated December 8, 2020, the Company has obtained with respect to each Series of Affected Notes such Consents from the Holders of at least a majority in aggregate principal amount of the outstanding Affected Notes of each Series, and accordingly this Supplemental Indenture, the amendments set forth herein and the Trustee’s execution of this Supplemental Indenture are authorized pursuant to Sections 9.2 and 9.4 of the Base Indenture;

WHEREAS, all things necessary to make this Supplemental Indenture a valid and legally binding agreement of the Company and the Trustee, enforceable in accordance with its terms, and a valid amendment of, and supplement to, the Indenture have been done;

WITNESSETH:

NOW, THEREFORE, for and in consideration of the premises herein, each party agrees for the benefit of each other party and for the equal and ratable benefit of the Holders of the Affected Notes, as follows:

ARTICLE ONE

DEFINITIONS

SECTION 1.1. Generally.

(a) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Indenture.

(b) The rules of interpretation set forth in the Indenture shall be applied hereto as if set forth in full herein.

ARTICLE TWO

AMENDMENTS

SECTION 2.1. Amendments to the Indenture.

Pursuant to Section 9.2 of the Base Indenture, each of the Company and the Trustee (pursuant to the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Affected Notes of each Series voting as one class pursuant to Section 9.2 of the Base Indenture) hereby agrees to amend the Indenture as follows:

(a) The definition of “GAAP” set forth in Section 1.1. (Definitions) of the Base Indenture is hereby deleted in its entirely and replaced with the following:

““GAAP” means (i) accounting principles generally accepted in the United States of America set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time, or (ii) for as long as the LVMH Guarantee (as defined in Section 11.1 hereof) is in effect, International Financial Reporting Standards as published by the IASB (International Accounting Standards Board) and as adopted by the European Union.”

(b) A new Section 4.6 of the Base Indenture is hereby added as follows:

“SECTION 4.6. Guarantor Reports.

Anything in this Indenture to the contrary notwithstanding, if LVMH (as defined in Section 11.1 hereof) has executed a counterpart of this Indenture or an indenture supplemental hereto in order to provide the LVMH Guarantee (as defined in Section 11.1 hereof), then, effective from and after the time of such execution, and for as long as the LVMH Guarantee is in effect, Section 4.5 (Reports) of the Indenture shall not apply and the Company shall not be required to comply with Section 4.5 (Reports) of the Indenture; however, LVMH shall post on its website English language translations of all annual reports, semi-annual reports and other reports and financial and business information that constitute regulated information (information réglementée) that it is required to publish under EU regulations, the rules of the French Financial Markets Authority (Autorité des marchés financiers) or the French Commercial Code (Code de commerce) pursuant to the public reporting obligations of companies whose securities are listed on the regulated market of the Euronext Paris stock exchange, and such translations shall be so posted (i) within the time periods specified by such rules for the publication of such annual reports, semi-annual reports and other reports and information and (ii) simultaneously with or promptly after such annual reports, semi-annual reports or other reports or financial and business information are so published.”

(c) Paragraph (d) of Section 6.1 (Events of Default) of the Base Indenture is hereby deleted in its entirety and replaced with the following:

“(d) failure to comply with (or obtain a waiver with respect to) any of the Company’s covenants or agreements or LVMH’s covenants or agreements, in each case in the Securities of such Series or this Indenture (other than an agreement or covenant that has been expressly included in this Indenture solely for the benefit of another Series of Securities) for 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company by the Holders of at least 25% in principal amount of all outstanding Securities affected by that failure a written notice specifying such failure and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder;”

(d) A new Article XI of the Base Indenture is hereby added as follows:

“ARTICLE XI

GUARANTEES OF SECURITIES

Section 11.1. LVMH Guarantee

(a) Subject to this Section 11.1, upon the execution by LVMH Moët Hennessy-Louis Vuitton SE (“LVMH”) of a counterpart of this Indenture or an indenture supplemental hereto in order to provide a guarantee in accordance with the terms hereof (the “LVMH Guarantee”), LVMH hereby unconditionally guarantees, on a senior unsecured basis, to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities held thereby and the obligations of the Company hereunder and thereunder, that: (i) the principal of, premium, if any, and interest on the Securities shall be promptly paid in full when due, subject to any applicable grace period, whether at the Stated Maturity, by acceleration, upon repurchase or redemption or otherwise, and interest on the overdue principal of and premium, if any, and (to the extent permitted by law) interest on the Securities, and all other payment obligations of the Company to the Holders or the Trustee hereunder or thereunder shall be promptly paid in full and performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at the Stated Maturity, by acceleration, upon repurchase or redemption or otherwise. Failing payment when so due by the Company, subject to any applicable grace period, of any amount so guaranteed for whatever reason, LVMH will be obligated to pay the same immediately.

LVMH hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance (other than complete performance) which might otherwise constitute a legal or equitable discharge or defense of LVMH. LVMH further, to the extent permitted by law, hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this LVMH Guarantee will not be discharged except by complete performance of the obligations contained in the Securities and this Indenture.

If any Holder or the Trustee is required by any court or otherwise to return to the Company, LVMH, or any Custodian, Trustee or other similar official acting in relation to either of the Company or LVMH, any amount paid by the Company or LVMH to the Trustee or such Holder, the LVMH Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

LVMH further agrees that, as between LVMH, on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Section 6.2 hereof for the purposes of this LVMH Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of such obligations as provided in Section 6.2 hereof, such obligations shall forthwith become due and payable by LVMH for the purpose of this LVMH Guarantee.

LVMH shall be subrogated to all rights of the Holders of the Securities against the Company in respect of any amount paid by LVMH on account of such Securities pursuant to the provisions of this LVMH Guarantee or this Indenture; provided, however, that LVMH shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of, and any premium and interest on, all Securities issued hereunder shall have been paid in full.

(b) To evidence the LVMH Guarantee set forth in this Section 11.1, LVMH hereby agrees that a notation of such LVMH Guarantee substantially in the form set forth in paragraph (d) of this Section 11.1 will be endorsed by manual or facsimile signature by an authorized signatory of LVMH on each Security authenticated and delivered by the Trustee.

Subject to paragraph (c) below, LVMH hereby agrees that the LVMH Guarantee set forth in this Section 11.1 will remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such LVMH Guarantee. If an authorized signatory whose signature is on the notation of the LVMH Guarantee no longer holds that office at the time the Trustee authenticates the Security on which a notation of the LVMH Guarantee is endorsed, the LVMH Guarantee will be valid nevertheless.

The delivery of any Security by the Trustee, after the authentication thereof hereunder, will constitute due delivery of the LVMH Guarantee set forth in this Indenture on behalf of LVMH.

(c) This Section 11.1, and the LVMH Guarantee, shall become effective upon the execution of a counterpart of this Indenture or an indenture supplemental hereto by LVMH in order to provide such LVMH Guarantee and, subject to the Company remaining a Subsidiary of LVMH until such date, will remain in full force and effect until repayment in full of all amounts (in principal, premium, if any, and interest) due to the Holders of the Securities in accordance with the terms and conditions of this Indenture. The Guarantee will automatically terminate and be released on the date on which all amounts will have been paid in full to the Holders of the Securities in accordance with the terms of this Indenture or the date on which the Company ceases to be a Subsidiary of LVMH, whichever is earlier.

The Trustee will execute any documents reasonably requested of it in order to evidence or effect the release, discharge and termination in respect of such LVMH Guarantee as provided for above. Neither the Company nor LVMH will be required to make a notation on the Securities to reflect any such release, termination or discharge.

(d) Form of notation of LVMH Guarantee:

“Subject to the limitations set forth in the Indenture referred to in the Security upon which this notation is endorsed, LVMH has unconditionally guaranteed: (a) the due and punctual payment of the principal of, premium, if any, and interest on the Securities, whether at the Stated Maturity, by acceleration, upon repurchase or redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal of, premium, if any, and interest if lawful, on the Securities, (c) the due and punctual payment or performance of all other payment obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in the Indenture, and (d) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, the prompt payment in full thereof when due or performance thereof in accordance with the terms of the extension or renewal, whether at the Stated Maturity, by acceleration, upon repurchase or redemption or otherwise. This LVMH Guarantee is subject to the limitations set forth in the Indenture, including Section 11.1 thereof.

LVMH Moët Hennessy-Louis Vuitton SE

By:
Name:
Title:”

ARTICLE THREE

MISCELLANEOUS

SECTION 3.1. Application of Supplemental Indenture.

This Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

SECTION 3.2. Trust Indenture Act Controls.

If any provision hereof limits, qualifies or conflicts with the duties imposed by Sections 310 through 317 of the Trust Indenture Act, the imposed duties shall control.

SECTION 3.3. Conflict with Indenture.

To the extent not expressly amended or modified by this Supplemental Indenture, the Indenture shall remain in full force and effect. If any provision of this Supplemental Indenture is inconsistent with any provision of the Indenture, the provision of this Supplemental Indenture shall control.

SECTION 3.4. Notices.

Any request, direction, instruction, demand, document, notice or communication by a party to the other parties will be made in the manner and be effective as set forth in Section 10.1 of the Base Indenture.

SECTION 3.5. Governing Law.

THIS SUPPLEMENTAL INDENTURE, INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

SECTION 3.6. Successors.

All agreements of the Company in the Indenture and this Supplemental Indenture shall bind its successors. All agreements of the Trustee in the Indenture and this Supplemental Indenture shall bind its successors.

SECTION 3.7. Waiver of Jury Trial.

EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

SECTION 3.8. Counterparts.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 3.9. Trustee Disclaimer.

The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture. The recitals and statements herein are deemed to be those of the Company and not the Trustee.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties to this Supplemental Indenture have caused it to be duly executed as of the day and year first above written.

TIFFANY & CO., as Company

By:	/s/ Mark J. Erceg
Name: Mark J. Erceg
Title: EVP, CFO

[Company Signature Page to Supplemental Indenture No. 3]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., not in its individual capacity but solely as Trustee

By:	/s/ Lawrence M. Kusch
Name: Lawrence M. Kusch
Title: Vice President

[Trustee Signature Page to Supplemental Indenture No. 3]

Exhibit 99.1

TIFFANY & CO.

NEWS RELEASE

Fifth Avenue & 57th Street	Contact:

New York, N.Y. 10022	Jason Wong

(973) 254-7612

jason.wong@tiffany.com

TIFFANY & CO. ANNOUNCES

RECEIPT OF REQUISITE CONSENTS AND EXPIRATION OF CONSENT SOLICITATIONS

New York, N.Y., December 17, 2020 - Tiffany & Co. (NYSE: TIF) (the “Company”) announced today that holders of a majority in aggregate principal amount of its outstanding $300,000,000 4.900% senior notes due October 1, 2044 (the “2044 Notes”) have delivered valid consents (the “2044 Requisite Consents”) in connection with the Company’s proposed amendments described in the Statement (as defined below) for such 2044 Notes.

The Company previously announced on December 15, 2020 that holders of a majority in aggregate principal amount of its outstanding $250,000,000 3.800% senior notes due October 1, 2024 (the “2024 Notes” and together with the 2044 Notes, the “Affected Notes”) had delivered valid consents (the “2024 Requisite Consents” and together with the 2044 Requisite Consents, the “Requisite Consents”) in respect of the proposed amendments described in the Statement for such 2024 Notes. The consent solicitations expired at 5:00 p.m., New York City time, on December 14, 2020 for the 2024 Notes and at 5:00 p.m., New York City time, on December 17, 2020 for the 2044 Notes. As a result, all revocation rights in respect of the Affected Notes have been terminated. The terms and conditions of the proposed amendments in respect of the Affected Notes (the “Amendments”) are set forth in the consent solicitation statement dated December 8, 2020 (the “Statement”) previously provided by the Company to the holders of the Affected Notes.

The Company will, subject to (i) the satisfaction or waiver of all terms and conditions to the consent solicitations for a series of Affected Notes described in the Statement and (ii) the closing of the Merger (as defined below), promptly cause to be paid to each holder of a series of Affected Notes who has delivered (and did not revoke) a valid consent in favor of the Amendments prior to the applicable expiration date a cash payment of $1.50 for each $1,000 principal amount of that series of Affected Notes in respect of which such consent has been delivered (and was not revoked), subject to applicable withholding, if any (the “Consent Fee”).

As previously announced, on October 28, 2020, the Company, LVMH Moët Hennessy-Louis Vuitton SE (“LVMH”), Breakfast Holdings Acquisition Corp. and Breakfast Acquisition Corp. (“Merger Sub”), entered into an Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”) which provides for, among other things, the acquisition by LVMH of the Company through the merger of Merger Sub with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and a wholly-owned indirect subsidiary of LVMH. Subject to the terms of the Merger Agreement and its approval by the Company’s stockholders, the Merger is expected to be completed early in the calendar year 2021.

Following receipt of the Requisite Consents, the Company and the Trustee executed on December 17, 2020 a supplemental indenture incorporating the Amendments into the indenture governing the Affected Notes, dated as September 25, 2014 between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented from time to time (the “Indenture”). The Amendments provide that if the Merger is completed, LVMH may elect to provide an unconditional guarantee (the “LVMH Guarantee”) of the Company’s payment obligations with respect to the Affected Notes and any other notes issued from time to time under the Indenture. However, even if the Merger is consummated, LVMH has no obligation to provide any guarantee and there can be no assurance that LVMH will do so. If and for so long

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as LVMH provides the LVMH Guarantee, LVMH will provide English translations of its periodic and current reporting (under applicable French law) in lieu of the Company’s existing periodic and current reporting obligations, which reporting obligations will not be applicable at any time and for any period during which the LVMH Guarantee is in force.

Questions regarding the consent solicitations may be directed to:

MUFG Securities Americas Inc., Attention: Liability Management at +1 (212) 405-7440 (collect), +1 (877) 744-4532 (toll-free) or +44 20 7577 4048/4218

Citigroup Global Markets Inc., Attention: Liability Management Group at +1 (212) 723-6106 (collect) or +1 (800) 558-3754 (toll-free).

This announcement is not an offer to purchase, a solicitation of an offer to purchase, or a solicitation of consents with respect to any securities. The consent solicitations were made solely by the Statement and were subject to the terms and conditions stated therein.

About Tiffany & Co.:

In 1837, Charles Lewis Tiffany founded his company in New York City where his store was soon acclaimed as the palace of jewels for its exceptional gemstones. Since then, TIFFANY & CO. has become synonymous with elegance, innovative design, fine craftsmanship and creative excellence. During the 20th century fame thrived worldwide with store network expansion and continuous cultural relevance, as exemplified by Truman Capote’s Breakfast at Tiffany’s and the film starring Audrey Hepburn.

Today, with more than 14,000 employees, TIFFANY & CO. and its subsidiaries design, manufacture and market jewelry, watches and luxury accessories - including more than 5,000 skilled artisans who cut diamonds and craft jewelry in the Company’s workshops, realizing its commitment to superlative quality. TIFFANY & CO. has a long-standing commitment to conducting its business responsibly, sustaining the natural environment, prioritizing diversity and inclusion, and positively impacting the communities in which we operate.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by LVMH pursuant to the Merger Agreement. In connection with the proposed acquisition, the Company filed a definitive proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”), and mailed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed acquisition. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED ACQUISITION. Investors and security holders are able to obtain copies of the definitive proxy statement and other documents filed with the SEC (when available) free of charge at the SEC’s website at www.sec.gov or at the Company’s website at investor.tiffany.com/financial-information or by writing to the Corporate Secretary at 200 Fifth Avenue, New York, New York 10010, Attn: Corporate Secretary (Legal Department).

Participants in Solicitation

The Company and its directors, executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed acquisition. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 20, 2020, and the definitive proxy statement filed with the SEC in connection with the proposed acquisition on November 27, 2020. Other information regarding the participants in the proxy solicitations in connection with the proposed acquisition, and a description of any interests that they have in the proposed acquisition, by security holdings or otherwise, may be contained in other relevant materials to be filed with the SEC regarding the proposed acquisition when they become available. These documents may be obtained for free at the SEC’s website at www.sec.gov, or by writing to the Corporate Secretary at 200 Fifth Avenue, New York, New York, 10010, Attn: Corporate Secretary (Legal Department).

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Forward-Looking Statements

Certain statements in this communication including, without limitation, statements relating to the Merger and conditions to closing of the Merger, may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the Merger (and the anticipated benefits thereof) and about the future plans, assumptions and expectations for the Company’s business and its results. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” “may,” “will,” or other similar expressions may identify such forward-looking statements.

These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in forward-looking statements, including, as a result of factors, risks and uncertainties over which the Company has no control. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include, but are not limited to, the following: (i) conditions to the completion of the Merger, including stockholder approval of the merger proposal, may not be satisfied or the regulatory approvals or waivers required for the Merger may not be obtained or maintained, in each case, on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement between the parties to the merger or affect the ability of the parties to recognize the benefits of the Merger; (iii) the effect of the announcement or pendency of the Merger on the Company’s business relationships, operating results, and business generally; (iv) risks that the Merger disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention; (v) risks that the Merger may divert management’s attention from the Company’s ongoing business operations; (vi) potential litigation that may be instituted against the Company or its directors or officers related to the Merger or the Merger Agreement between the parties to the merger and any adverse outcome of any such potential litigation; (vii) the amount and timing of the costs, fees, expenses and other charges related to the Merger, including in the event of any unexpected delays; (viii) other risks to consummation of the Merger, including the risk that the Merger will not be consummated within the expected time period, or at all, which may affect the Company’s business and the price of the common stock of the Company; (ix) any adverse effects on the Company by other general industry, economic, business and/or competitive factors; (x) the COVID-19 pandemic, including the duration and scope thereof, the availability of a vaccine or cure that mitigates the effect of the virus, the potential for additional waves of outbreaks and changes in financial, business, travel and tourism, consumer discretionary spending and other general consumer behaviors, political, public health and other conditions, circumstances, requirements and practices resulting therefrom; (xi) protest activity in the U.S.; and (xii) such other factors as are set forth in the Company’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in the Company’s Form 10-Q for the fiscal quarter ended October 31, 2020, its Form 10-K for the fiscal year ended January 31, 2020, and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. The consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity or stock price. These risks, as well as other risks associated with the Merger, are more fully discussed in the definitive proxy statement on Schedule 14A, which was filed with the SEC on November 27, 2020, in connection with the Merger. In addition, there can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period, or that the expected benefits of the Merger will be realized.

Forward-looking statements reflect the views and assumptions of management as of the date of this communication with respect to future events. The Company does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

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